                                                                   EXHIBIT 10.52

                                    FORM OF
                                FIRST AMENDMENT
                     TO AMENDED AND RESTATED LOAN AGREEMENT


                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, made as of this 27th day of March, 1997 (the "Amendment"), by and among WESTERN WIRELESS CORPORATION, a Washington corporation (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages thereto (collectively, the "Lenders"), The Toronto- Dominion Bank, Barclays Bank, PLC and Morgan Guaranty Trust Company of New York, as managing agents (collectively, the "Managing Agents"), The Chase Manhattan Bank, N.A., as successor by merger to Chemical Bank, CIBC Inc., Fleet National Bank, Internationale Nederlanden (U.S.) Capital Corporation, PNC Bank, National Association and Societe Generale, as agents (collectively, the "Agents"), Union Bank of California, N.A., CoreStates Bank, N.A., Bank of Hawaii, Pearl Street L.P. and Credit Lyonnais New York Branch, as co-agents (collectively, the "Co-Agents"), BZW, as documentation agent (the "Documentation Agent"), J.P. Morgan Securities Inc., as syndication agent (the "Syndication Agent") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent"),

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders, the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to that certain Amended and Restated Loan Agreement dated as of May 6, 1996 (the "Loan Agreement"); and

                  WHEREAS, the Borrower has requested the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Lenders to agree to amend the Loan Agreement, and to consent to certain transactions, as more fully set forth herein;

                  NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

                  1. Amendment to Section 7.6. Section 7.6 of the Loan Agreement is hereby modified and amended by adding the


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following subsection (h) immediately following subsection (g):

                  "(h)   Industrial Revenue Bond. The Borrower or one of its
         Consolidated Subsidiaries may make an Investment, in an amount not to exceed $17,500,000, in one or more industrial revenue development bonds issued by the City of Albuquerque, New Mexico, for the sole purpose of financing a new call center for the Borrower and its Subsidiaries, provided that such industrial revenue bonds as may be purchased by the Borrower or any Consolidated Subsidiary shall immediately be pledged as additional Collateral for the Obligations."

                  2. Amendment to Section 7.8. Section 7.8 of the Loan Agreement is hereby modified and amended by deleting the table set forth therein in its entirety and substituting the following table in lieu thereof:

                "Quarter Ended                                 Ratio
                --------------                                 -----
         June 30, 1996                                         1.00:1

         September 30, 1996                                    1.10:1

         December 31, 1996                                     1.20:1

         March 31, 1997                                        1.05:1

         June 30, 1997                                         1.20:1

         September 30, 1997 through March 31, 1998             1.30:1

         June 30, 1998 through March 31, 1999                  1.50:1

         June 30, 1999 and thereafter                          2.00:1"

                  3. Amendment to Section 7.16. Section 7.16(a)(i) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "(i)   Vendor Holdco may incur Indebtedness for Money
         Borrowed, including without limitation the Vendor Debt, subject to the terms of the Intercreditor Agreement or any other intercreditor agreement substantially in the form of the Intercreditor Agreement or otherwise in form and substance reasonably acceptable to the Administrative Agent in a principal amount not to exceed in the aggregate the sum of


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         (x) $400,000,000 plus (y) an amount equal to the equity investment of the Borrower in Vendor Holdco, which Indebtedness for Money Borrowed may be secured by the stock and assets of Vendor Holdco; and"

                  4. Amendment to Section 11.12. Section 11.12 of the Loan Agreement is hereby modified and amended by deleting the last sentence thereof.

                  5. Consent to Amendment to Intercreditor Agreement. The Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Lenders hereby consent to the amendment of the Intercreditor Agreement in the form attached to this Amendment as Exhibit A. Each of the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Lenders hereby authorize the Administrative Agent, on their respective behalves, to execute the revised Intercreditor Agreement.

                  6. Consent to Capital Contribution Agreement. Notwithstanding anything to the contrary contained in Section 7.5 or otherwise under the Loan Agreement, the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Lenders hereby consent to the execution by the Borrower of the Capital Contribution Agreement, dated as of the date hereof and in the form attached to this Amendment as Exhibit B, between the Borrower and Vendor Holdco; provided however, that, as provided in such Capital Contribution Agreement, the Borrower shall be permitted to finance any such funding deficiency only to the extent that no Default then exists or would be created thereby. Each of the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Lenders hereby authorize the Administrative Agent, on their respective behalves, to execute the Capital Contribution Agreement.

                  7. Consent to Amendment to Vendor Loan Agreement and Amendment to Section 4.1(v). The Administrative Agent, the Managing Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Lenders hereby consent to the amendment of the Vendor Loan Agreement in the form attached to this Amendment as Exhibit C.

                  8. New Mexico Bond. The Administrative Agent, the Managing Agents, the Co-Agents, the Documentation Agent,


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the Syndication Agent and the Lenders hereby (i) consent to the entering into by the Borrower of a Lease and Purchase Agreement and the entering into by Western Wireless Bond Purchaser, Inc., a Restricted Subsidiary (the "Purchaser") of an Indenture and a Bond Purchase Agreement, each dated as of February 1, 1997, and other documents contemplated by such agreements, in connection with the issuance by the City of Albuquerque of the bond or bonds referred to in Section 7.1(h) of the Loan Agreement (collectively the "New Mexico Bond") and the performance of their respective obligations in connection with the New Mexico Bond, and (ii) agree that (w) the continuing obligations of the Borrower and Purchaser arising pursuant to such agreements shall not constitute "Indebtedness" under Section 4.1(v) or under Section 7.1 of the Loan Agreement, or for purposes of determining compliance with Sections 7.8 through 7.11 of the Loan Agreement, (x) any Lien created or deemed to be existing pursuant to such agreement shall be deemed to be a "Permitted Lien" pursuant to the Loan Agreement, (y) under
Section 5.10 of the Loan Agreement, consent is given to the extent that such provision is deemed applicable to the transactions contemplated by the New
Mexico Bond, and (z) for purposes of Section 7.15 of the Loan Agreement, rental payments under the Lease and Purchase Agreement referred to above shall not be included in determining compliance with the limitation on "aggregate rental amount of all such leases," to the extent such payments are matched by payments to the Purchaser of principal and interest on the New Mexico Bond.

                  9. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                  10. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Administrative Agent on behalf of the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Lenders as follows:

                  (i) Each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct as of the date hereof;

                  (ii) The Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;


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                  (iii)       This Amendment has been duly authorized, validly
executed and delivered by one or more Authorized Signatories, and the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

                  (iv) The execution and delivery of this Amendment and performance by the Borrower of its Obligations under the Loan Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained and are not and will not be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower or the provision of any Applicable Law or any material indenture, agreement or other instrument, to which the Borrower or any Subsidiary is party or by which their respective assets or properties are bound or affected.

                  11. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the prior fulfillment of each of the following conditions:

                  (i) the truth and accuracy of the representations and warranties contained in Section 10 hereof;

                  (ii) the receipt by the Administrative Agent of duly executed counterparts of this Amendment signed by each of the Borrower, the Managing Agents, the Agents, the Co-Agents, the Syndication Agent, the Documentation Agent, the Lenders and the Administrative Agent; and

                  (iii) the receipt by the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Syndication Agent, the Documentation Agent and the Lenders of any other documents which any of them may reasonably request, certified by an appropriate governmental official or officer of the Borrower if so requested.

                  12. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                  13. Law of Contract. THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE INTERNAL LAWS OF THE STATE


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OF NEW YORK WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE
STATE OF NEW YORK, AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.

                  14. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 11 above, this Amendment shall be effective as of the date first set forth above.

                  15. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.





                  [Remainder of page intentionally left blank]


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
                  IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written.


BORROWER:                            WESTERN WIRELESS CORPORATION, A
                                     DELAWARE CORPORATION


                                     By:
                                     Title:
                                     Attest:
                                     Title:


ADMINISTRATIVE AGENT:                TORONTO DOMINION (TEXAS), INC.


                                     By:
                                     Title:


DOCUMENTATION AGENT:                 BZW


                                     By:
                                     Title:


SYNDICATION AGENT:                   J.P. MORGAN SECURITIES INC.


                                     By:
                                     Title:


MANAGING AGENTS:                     THE TORONTO-DOMINION BANK


                                     By:
                                     Title:


                                     BARCLAYS BANK PLC




FIRST AMENDMENT

                                     By:
                                     Title:

                       [Signatures continued on next page]




FIRST AMENDMENT

                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK


                                        By:
                                        Title:




AGENTS:                                 THE CHASE MANHATTAN BANK FORMERLY
                                        KNOWN AS CHEMICAL BANK


                                        By:
                                        Title:


                                        CIBC INC.


                                        By:
                                        Title:


                                        FLEET NATIONAL BANK


                                        By:
                                        Title:

                                        By:
                                        Title:


                                        INTERNATIONALE NEDERLANDEN (U.S.)
                                        CAPITAL CORPORATION


                                        By:
                                        Title:


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:




FIRST AMENDMENT

                                        Title:

                       [Signatures continued on next page]




FIRST AMENDMENT

                                        SOCIETE GENERALE


                                        By:
                                        Title:

CO-AGENTS:                              UNION BANK OF CALIFORNIA, N.A.


                                        By:
                                        Title:


                                        CORESTATES BANK, N.A.


                                        By:
                                        Title:


                                        BANK OF HAWAII


                                        By:
                                        Title:



                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:
                                        Title:


LENDERS:                                TORONTO DOMINION (TEXAS), INC.


                                        By:
                                        Title:




                       [Signatures continued on next page]




FIRST AMENDMENT

                                 BARCLAYS BANK PLC


                                 By:
                                 Title:

                                 MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK


                                 By:
                                 Title:


                                 THE CHASE MANHATTAN BANK FORMERLY
                                 KNOWN AS CHEMICAL BANK


                                 By:
                                 Title:


                                 CIBC INC.


                                 By:
                                 Title:

                                 FLEET NATIONAL BANK


                                 By:
                                 Title:

                                 By:
                                 Title:

                                 INTERNATIONALE NEDERLANDEN (U.S.)
                                 CAPITAL CORPORATION


                                 By:
                                 Title:

                       [Signatures continued on next page]




FIRST AMENDMENT

                                          PNC BANK, NATIONAL ASSOCIATION


                                          By:
                                          Title:


                                          SOCIETE GENERALE


                                          By:
                                          Title:


                                          BANK OF HAWAII


                                          By:
                                          Title:


                                          CORESTATES BANK, N.A.


                                          By:
                                          Title:


                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          By:
                                          Title:


                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION D/B/A SEAFIRST


                                          By:
                                          Title:

                       [Signatures continued on next page]




FIRST AMENDMENT

                                         UNION BANK OF CALIFORNIA, N.A.


                                         By:
                                         Title:


                                         THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD., LOS ANGELES
                                         AGENCY


                                         By:
                                         Title:


                                         ABN AMRO BANK N.V., SEATTLE BRANCH
                                         BY:      ABN AMRO North America, Inc.,
                                                  as Agent

                                         By:
                                         Title:

                                         By:
                                         Title:


                                         BANK OF MONTREAL, CHICAGO BRANCH


                                         By:
                                         Title:


                                         NATIONSBANK OF TEXAS, N.A.


                                         By:
                                         Title:


                                         THE ROYAL BANK OF SCOTLAND PLC


                                         By:
                                         Title:



                       [Signatures continued on next page]




FIRST AMENDMENT

                                        STATE STREET BANK AND TRUST COMPANY


                                        By:
                                        Title:

                                        THE SUMITOMO TRUST & BANKING CO.,
                                        LTD., NEW YORK BRANCH


                                        By:
                                        Title:


                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA


                                        By:
                                        Title:


                                        MERITA BANK LTD


                                        By:
                                        Title:

                                        By:
                                        Title:

                                        U.S. BANK OF WASHINGTON, N.A.


                                        By:
                                        Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                        By:
                                        Title:
                       [Signatures continued on next page]




FIRST AMENDMENT

                                          GOLDMAN SACHS CREDIT PARTNERS L.P.


                                          By:
                                          Title:


                                          DRESDNER BANK AG


                                          By:
                                          Title:


                                          MERRILL LYNCH PRIME RATE PORTFOLIO
                                          BY:      MERRILL LYNCH ASSET
                                                   MANAGEMENT, L.P., AS
                                                   INVESTMENT ADVISOR


                                          By:
                                          Title:




FIRST AMENDMENT

                                         THE FUJI BANK LIMITED, LOS ANGELES
                                         AGENCY


                                         By:
                                         Title:


                                         THE BANK OF CALIFORNIA, N.A.


                                         By:
                                         Title:


                                         MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND


                                         By:
                                         Title:


                                         SILICON VALLEY BANK


                                         By:
                                         Title:


                                         BANQUE NATIONALE DE PARIS


                                         By:
                                         Title:

                                         VAN KAMPEN AMERICAN CAPITAL PRIME
                                         RATE INCOME TRUST


                                         By:
                                         Title:

                                         SKANDINAVISKA ENSKILDA BANKEN
                                         CORPORATION


                                         By:
                                         Title:




                       [Signatures continued on next page]

                                      ML CBO IV (CAYMAN) LTD.

                                      By:      PROTECTIVE ASSET MANAGEMENT
                                               L.L.C. AS COLLATERAL MANAGER


                                               By:
                                               Title:


                                      PRIME INCOME TRUST, INC.


                                      By:
                                      Title:


                                      BANQUE PARIBAS


                                      By:
                                      Title:


                                      NIPPON CREDIT BANK


                                      By:
                                      Title:


                                      CITIBANK, N.A.


                                      By:
                                      Title:





Exhibit A -    Revised Intercreditor Agreement
Exhibit B -    Capital Contribution Agreement
Exhibit C -    First Amendment to Vendor Loan Agreement